Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.
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Supplement Dated December 21, 2006
To
Prospectus Dated March 1, 2006

New Benchmark for the North Track Geneva Growth Fund

Effective December 21, 2006, the benchmark for the North Track Geneva Growth Fund (the "Fund") will be changed from the Russell Midcap Index (the "current Index") to the Russell Midcap Growth Index (the "new Index"). The new Index is a subset of the current Index. The current Index measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The new Index measures the performance of those stocks of the current Index which have higher price-to-book ratios and higher forecasted growth rates. As of October 31, 2006, the average market capitalization and median market capitalization of the companies in the new Index were $8.13 billion and $4.16 billion, respectively, and the largest company in the new Index had a market capitalization of approximately $18.57 billion.

We believe that the new Index is a more appropriate benchmark for the Fund because the Fund invests primarily in equity securities of companies with characteristics more closely correlated with the growth attributes typical of the new Index, such as above average earnings per share growth rates and returns and higher price/earnings ratios. Furthermore, the average market capitalization and median market capitalization of the companies in the Fund's portfolio, as of October 31, 2006, were $7.03 billion and $4.99 billion, respectively, which are comparable to the average market capitalization and median market capitalization of the new Index. Finally, both Lipper and Morningstar place the Fund in their Midcap Growth Peer Groups, so measuring the Fund’s performance against a midcap growth benchmark will provide more consistent comparative information. The Fund will measure its performance against both the new Index and the current Index until March 1, 2008, after which date it will measure its performance only against the new Index.